SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  March 1, 2001
                                 Date of Report
                        (Date of Earliest Event Reported)

                    Consolidated International Telecom, Inc.
             (Exact Name of Registrant as Specified in its Charter)
       Nevada                         0-31925                       33-0801238
(State or other juris-          (Commission File No.)      (IRS Employer ID No.)
diction of incorporation)

                  200 N. Royal Ascot Drive, Las Vegas NV 89144
                    (Address of Principal Executive Offices)

                             Telephone 702-256-5055
                         (Registrant's Telephone Number)

ITEM 2 ACQUISITION OR DISPOSITION OF ASSETS

On March 13, 2001, the Issuer acquired 82% of the issued and outstanding stock of MaxAmerica Home Warranty, Inc. for 1,000,000 shares of Red Carpet Direct, Inc. common stock. MaxAmerica Home Warranty will operate as a 82% owned subsidiary. MaxAmerica Home Warranty, Inc., a Michigan corporation, was incorporated on September 29, 1992 for the purpose of insuring home appliances against failure. The company insures stoves, water heaters, dish washers, furnaces and similar household appliances against failure. The policy replaces the appliance including installation costs.

The company operates only in the State of Michigan. The company currently has about 800 households insured for an annual premium of approximately $230,000. The company employs two full time personnel. A manager sales representative and an office manager who acts as a policy issuer and claim adjuster.

Sales are made by about 50 real estate brokers that sell the warranty policies to new homeowners of resale homes. Twelve of these brokers are shareholders of MaxAmerica HomeWarranty, Inc. making up 18% of the ownership. The company has been in continuing operation for more than nine years.

STOCK PURCHASE AGREEMENT

PURCHASE   AGREEMENT  by  and  between  HomeLife  Inc.,  a  Nevada   corporation
(hereinafter sometimes referred to as "Seller") and Red Carpet Direct, Inc. a Nevada corporation (hereinafter sometimes referred to as "Buyer").

WHEREAS, the Boards of Directors of Seller and Buyer deem it advisable for the mutual benefit of Seller and Buyer and their respective shareholders that certain assets of Seller be acquired by Buyer (the "Acquisition"), and have approved this Purchase Agreement and Plan of Acquisition (the "Agreement");

NOW THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained herein, and for the purpose of setting forth certain terms and conditions of the Acquisition, and the method of carrying the same into effect, Seller and Buyer agree as follows:


                                    ARTICLE 1
                                   ACQUISITION

1. Agreement to Buy and Sell. Seller agrees to sell to Buyer 28,125 shares of common stock of MaxAmerica Home Warranty, Inc. for 1,000,000 shares of Red Carpet Direct, Inc. common stock.

2. Buyer and Seller agree that 28,125 shares of MaxAmerica Home Warranty, Inc. represent 82% of the issued and outstanding stock of the company.

3. The sale shall be effective on the signing of this agreement.


                                    ARTICLE 2
                     REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer, represents and warrants to, and agrees with Seller as follows:

1. Organization and Good Standing. Buyer is a duly incorporated and validly existing corporation in good standing under the laws of Nevada, with all requisite power and authority (corporate and other) to own its properties and conduct its business.

2. Authorization; Binding Agreement. Buyer has the requisite corporate power and authority to execute and deliver this Agreement and to carry out the transactions contemplated hereby. This Agreement has been duly and validly authorized, executed and delivered by Buyer and constitutes a valid and binding agreement of Buyer in accordance with its terms.

3. Litigation. As of the date hereof, there are no claims, actions, proceedings, or investigations pending or, to the best knowledge of Buyer, threatened against Buyer or to the best of Buyer's knowledge, pending or threatened against any subsidiary company, partnership, employee, consultant, director, officer or shareholder, in his or its capacity as such, before any court or governmental or regulatory authority or body which, if decided adversely, could materially and adversely affect the financial condition, business, prospects or operations of Buyer or its subsidiaries or partnership(s). As of the date hereof, neither Buyer nor any of its property is subject to any order, judgment, injunction or decree, which materially and adversely affects the financial condition, business, prospects or operations of Buyer.

                                    ARTICLE 3
              REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF SELLER

Seller represents and warrants to and agrees with Buyer as follows:

1. Organization and Good Standing. Seller is a duly incorporated and validly existing corporation in good standing under the laws of Nevada, with all requisite power and authority (corporate and other) to own its properties and conduct its businesses.

2. Authorization; Binding Agreement. Seller has the requisite corporate power and authority to execute and deliver this Agreement. This Agreement has been duly and validly authorized, executed and delivered by Seller and constitutes a valid and binding agreement of Seller in accordance with its terms.

3. Litigation. As of the date hereof, there are no claims, actions, proceedings, or investigations pending or, to the best knowledge of Seller, threatened against Seller or to the best of Seller's knowledge, pending or threatened against any subsidiary company, partnership, employee, consultant, director, officer or shareholder, in his or its capacity as such, before any court or governmental or regulatory authority or body which, if decided adversely, could materially and adversely affect the financial condition, business, prospects or operations of Seller or its subsidiaries or partnership(s). As of the date hereof, neither Seller nor any of its property is subject to any order, judgment, injunction or decree, which materially and adversely affects the financial condition, business, prospects or operations of Seller.

                                    ARTICLE 4
                               GENERAL AGREEMENTS

1. Cooperation. Each of the parties hereto shall cooperate with the other in every reasonable way in carrying out the transactions contemplated herein, and in delivering all documents and instruments deemed reasonably necessary or useful by counsel for any party hereto.

2. Costs. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be the sole responsibility of Buyer.

3. Survival of Representations and Warranties. All representations and warranties in this Agreement or in any instrument or certificate delivered pursuant to this Agreement delivered prior to the Closing Date shall survive the consummation of the Acquisition.

4. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by messenger, transmitted by fax or telegram or mailed by registered or certified mail, postage prepaid, as follows


    (a) If to Seller, to:              Andrew Cimerman
                                       HomeLife Inc.
                                       4100 Newport Place, Suite 730
                                       Newport Beach, CA 92660

    (b) If to Buyer, to:               Fred Grant
                                       Red Carpet Direct, Inc.
                                       200 N. Royal Ascot Drive
                                       Las Vegas, NV 89144

The date of any such notice shall be the date hand-delivered or otherwise transmitted or mailed.

5. Amendment. This Agreement (including the documents and instruments referred to herein or therein) (a) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof, (b) is not intended to confer upon any other person any rights or remedies hereunder, and (c) shall not be assigned by operation of law or otherwise. This Agreement may be amended or modified in whole or in part to the extent permitted by California law at any time, by an agreement in writing executed to do so by the Board of Directors of Seller and Buyer.

6. Waiver. At any time prior to the Closing Date, the parties hereto may (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (b) waive any inaccuracies in the representation and warranties contained herein or in any document delivered pursuant hereto, and
(c) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid if set forth in an instrument in writing or waiver signed on behalf of such party.

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

7. Brokers. Seller and Buyer represent and warrant that no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with this transaction.

8. Publicity. So long as this Agreement is in effect, the parties hereto shall not issue or cause the publication of any press release or other announcement with respect to this Agreement without the consent of the other party, which consent shall not be unreasonably withheld or delayed where such release or announcement is required by applicable law.

9. Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

10. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and is enforceable by the respective successors and assigns of the parties hereto.

11. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California.



IN WITNESS WHEREOF, the parties have executed this Agreement by their duly authorized officers as of the 13th day of March, 2001.


                                                 BUYER:  Red Carpet Direct, Inc.
                                                 /s/ Alfred A. Grant Jr.
                                                 By:____________________________
                                                 Alfred A.Grant Jr., President




                                                 SELLER:  HomeLife Inc.
                                                 /s/ Andrew Cimerman
                                                 By: ___________________________
                                                 Andrew Cimerman, President

ITEM 5  OTHER EVENTS

Change of Name and Capital Structure

On March 1, 2001 the Issuer, originally incorporated with the name Consolidated International Telecom, Inc. amended its Articles of Incorporation to change its name to Red Carpet Direct, Inc. and increase its authorized common stock from 10,000,000shares to 50,000,000 shares.

On March 5, 2001 Red Carpet Direct, Inc. split its outstanding shares 3 for 1 increasing the outstanding common stock from 2,000,000 shares to 6,000,000 shares. This action increased the free trading shares from approximately 200,000 to 600,000 shares. This action was taken to have enough free trading shares to establish an orderly market for the shares on the NASD-Bulletin Board.

Changes in Corporate Management

On March 1, 2001 the board of directors of the Issuer elected Alfred A. Grant Jr. to be a member of the board of directors and to the position of President.

John Vilagi continues as a director and was elected Vice President.

The following is a brief outline of Alfred A. Grant Jr.'s experience.

Mr. Alfred A. Grant Jr., President, CEO has been in the home mortgage and real estate business for over ten years. He was previously employed as President CEO of Grant Land Development, Inc. and Platinum USA Home Loan and Realty. Mr. Grant was in charge of all operations of real estate sales and loan operations. He held this position for the past six years. Prior to this Mr. Grant was Managing Director and National Sales Manager of FAS Investment Bankers of Los Angeles. In this capacity he was responsible for a staff of over 100 investment bankers in the ten western states. He directed their activities doing public offerings, private placements and mergers. He held this position for four years. Prior to this Mr. Grant was an educator in a real estate technical school. Mr. Grant holds a MBA in Finance and Business Administration, and a Doctorate Degree in Finance. He also is a licensed real estate broker and general contractor, in two states.

ITEM 7  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT A MaxAmerica Home Warranty, Inc. portion of the Sellers (HomeLife, Inc.) audited consolidated financial statement for May 31, 2000.

The Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of the exhibits to the agreements and plans of reorganization upon request.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Red Carpet Direct, Inc.
/s/  Alfred A. Grant Jr.
Alfred A. Grant Jr.
President
Date:  March 1, 2001

EXHIBIT A

HOMELIFE, INC.
MaxAmerica Home Warranty
Balance Sheet
As of May 31, 2000
(included in the audited consolidated financials)

                                                                             MHW
                                                                      $
       ASSETS
       CURRENT ASSETS
           Cash                                                           98,395
                                                                      ----------

         TOTAL CURRENT ASSETS                                             98,395

       PROPERTY AND EQUIPMENT                                                791

       GOODWILL                                                           44,592
                                                                      ----------

         TOTAL ASSETS                                                    143,778
                                                                      ==========

LIABILITIES
         CURRENT LIABILITIES
         Accounts payable                                                  8,153
         Interco payable -Red Carpet                                      18,286
         Reserve for warranty                                             58,461
         Note payable                                                      2,612

         Deferred revenue                                                131,330
                                                                      ----------

         TOTAL LIABILITIES                                               218,842
                                                                      ==========

STOCKHOLDERS' EQUITY

         CAPITAL STOCK                                                    34,000

         ADDITIONAL PAID IN CAPITAL                                        5,845

         ACCUMULATED DEFICIT                                            (114,909)
                                                                      ----------
         TOTAL STOCKHOLDERS' EQUITY                                      (75,064)
                                                                      ----------

         TOTAL LIABILITIES & EQUITY                                      143,778
                                                                      ==========

HOMELIFE, INC.
MaxAmerica Home Warranty
Statements of Operations
For the year ended May 31, 2000
(included in the audited consolidated financials)

                                                                             MHW
                                                                      $
         REVENUE

         Warranty fees                                                   255,522
         Other income                                                      3,828
                                                                      ----------

         GROSS REVENUE                                                   259,350

         DIRECT COSTS                                                     83,838

         GROSS MARGIN                                                    175,512

         EXPENSES

         Salaries and fringe benefits                                     42,639
         General and administrative                                      135,475
         Amortization                                                      1,513
                                                                      ----------

         TOTAL EXPENSES                                                  179,267
                                                                      ----------
          LOSS BEFORE MINORITY INTEREST                                    (3,755)

         Minority interest                                                   649
                                                                      ----------

         NET LOSS                                                         (3,106)


                                       8

                                                                      ==========